UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2013

Date of reporting period:	November 1, 2012 — April 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PARTX

Putnam Absolute Return 100 Fund®

Semiannual report
4|30|13

A world of investing.™

Putnam INVESTMENTS

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
100 Fund®

Semiannual report
4 | 30 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	23

Consider these risks before investing: Our allocation of assets among permitted asset categories may hurt performance. The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund. Our active trading strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Our use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s effort to produce lower volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. In addition, under certain market conditions, the fund may accept greater volatility than would typically be the case, in order to seek its targeted return.

Message from the Trustees

Dear Fellow Shareholder:

Equities around the world have generally demonstrated a positive trend in early 2013. However, after a strong 2012, fixed-income markets have been facing challenges and increased volatility in 2013.

Supportive macroeconomic data, notably better housing and employment data in the United States, and the coordinated stimulative monetary policies of central banks around the world are helping to boost equity values, although investor confidence remains tempered. Markets continue to confront a variety of macroeconomic and fiscal challenges worldwide — from budget concerns in the United States to the eurozone’s debt-related troubles.

Investor apprehension today can be linked to the heightened volatility that has challenged markets for over a decade. In this fundamentally changed environment, Putnam’s equity and fixed-income teams are focused on integrating innovative investing ideas into our more time-tested, traditional strategies. It is also important to rely on the guidance of your financial advisor, who can help ensure that your portfolio matches your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

Putnam Absolute Return 100 Fund®

Pursuing positive returns with low volatility

Unlike more traditional funds, Putnam Absolute Return Funds pursue positive returns with less volatility over three years or more, and can take steps seeking to reduce specific risks. Freed from the constraints of a traditional benchmark, the 100 Fund can invest in a wide range of securities.

D. William Kohli, Portfolio Manager and Co-Head of Fixed Income, leads the fund and is backed by a seasoned team.

- 4 portfolio managers, each with at least 24 years in the investment industry
- Research of over 70 specialists across global fixed-income sectors
- Experience managing absolute return strategies since 1999

The fund is not intended to outperform stocks and bonds during strong market rallies.

Absolute return funds can add investment flexibility to portfolios.

Absolute return funds can pursue a wide range of investments and strategies.

	Absolute return funds	Traditional bond funds	Traditional balanced funds	U.S. stock funds	International stock funds
Absolute flexibility Free to change holdings rather than follow one market or asset class	●				
Defines positive return targets Pursues targeted returns above inflation over a full market cycle (three years or more)	●				
Available strategies					
U.S. bonds	●	●	●		
U.S. stocks	●		●	●	
Foreign bonds	●	●	●		
Foreign stocks	●		●		●
Emerging markets	●				●
Commodities	●				
Hedging strategies	●	●			●
REITs	●				
Cash	●				

All funds involve different levels of risk, have different fees and expenses, and have different objectives that you should consider before investing. See the fund's prospectus for complete details.

The 100 Fund has been less volatile than stocks and bonds.

The fund has pursued active strategies that seek to reduce risk.

Standard deviation of returns since fund inception 12/23/08–4/30/13

Treasury bills 0.05%
Putnam Absolute Return 100 Fund® 1.24%
Bonds 2.59%
Stocks 16.45%

Class A shares before sales charge. Stocks are represented by the S&P 500 Index, an unmanaged index of common stock performance. Treasury bills are represented by the BofA Merrill Lynch U.S. Treasury Bill Index, an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Bonds are represented by the Barclays U.S. Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities. You cannot invest directly in an index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance is not indicative of future results.

2 Absolute Return 100 Fund

Absolute Return 100 Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

The fund is not expected to outperform during periods of market rallies.

4	Absolute Return 100 Fund

Interview with your fund’s portfolio manager

Bill, how would you describe the bond market environment during the six months ended April 30, 2013?

It was a strong period for the most credit-sensitive categories, particularly high-yield bonds, which saw their yield spreads — their yield advantage over U.S. Treasuries — tighten further, thanks to persistent investor demand and solid corporate fundamentals. These sectors benefited from the improved risk sentiment that was spurred by global monetary easing during and prior to the reporting period. With interest rates rising across most global developed markets during much of the period, Treasuries, global government securities, and other defensive categories lagged, posting either negative or nominally positive returns. That said, longer-term Treasury yields fell in April, providing a notable end-of-period boost to that sector. Emerging-market [EM] bonds were also helped by falling Treasury yields.

Both at home and abroad, political leaders continued to grapple with fiscal challenges. While there were several events that produced negative headlines, including the government spending sequester in the United States and the banking crisis in Cyprus, riskier assets performed well in an environment of policy and macroeconomic uncertainty, which suggests that investors have recognized the opportunity cost of remaining on the sidelines.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/13. See pages 3–4 and 11–12 for additional fund performance information. Index descriptions can be found on page 16.

Absolute Return 100 Fund	5

The fund’s objective is to outpace inflation — as measured by U.S. Treasury bills — by one percentage point over periods of three years or more. It achieved that objective at net asset value during the past six months. What factors fueled this solid showing?

Our holdings of non-agency residential mortgage-backed securities [RMBS] and commercial mortgage-backed securities [CMBS] were the biggest contributors to the fund’s performance. Non-agency RMBS performed well during the period’s first half, driven by investors’ appetite for higher-yielding securities, as well as a strengthening U.S. housing market. CMBS also benefited from the demand for higher yields and were bolstered by stronger commercial real estate fundamentals and an improving outlook for U.S. economic growth in 2013 and beyond.

Within CMBS, we held both Aaa-rated and “seasoned mezzanine” securities. CMBS are created when an underwriter assembles a package of commercial mortgages and issues bonds of varying creditworthiness. Aaa-rated CMBS occupy the top of the underwriter’s capital structure, and offer the greatest principal protection. Mezzanine CMBS are slightly lower in the capital structure, but still provide a meaningful amount of principal protection along with higher yields.

Elsewhere, our prepayment strategy, which entailed holding government-agency interest-only securities [agency IOs] that were hedged with agency mortgage pass-throughs, was successful overall, as we focused our security selection in pools that we believed would experience fewer prepayments. However, the strategy’s performance was hampered in April, when rising Treasury yields led to negative returns for agency IOs.

Lastly, a sizable allocation to investment-grade corporate bonds was another contributor, as

Allocations are represented as a percentage of the fund’s net assets as of 4/30/13. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Absolute Return 100 Fund

were small positions in high-yield bonds and EM debt.

Which strategies detracted from performance?

There were no notable detractors. However, our investments in non-U.S. sovereign bonds and our holdings of “swaptions” — which give us the option to enter into a swap contract — slightly dampened relative performance.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps — which allow two parties to exchange one stream of future interest payments for another, based on a specified principal amount — to take tactical positions at various points along the yield curve. In addition, we employed interest-rate swaps and swaptions to hedge the interest-rate and prepayment risks associated with our mortgage pass-through and agency IO positions. Lastly, we used forward currency contracts to hedge the foreign exchange risk associated with non-U.S. bonds, and to efficiently gain exposure to foreign currencies as part of our active strategy involving global currency pairings.

What is your outlook for the coming months, and how are you positioning the fund?

Despite rising gasoline prices and higher payroll taxes, we believe the U.S. economy remains solidly in a mid-cycle expansion, buoyed by stronger consumer spending. By boosting economic activity and underpinning firmer labor market conditions, the U.S.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/13. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Absolute Return 100 Fund	7

housing recovery is helping to offset the drag on consumers from fiscal austerity measures. For example, during the six months ended February 2013, more than 10% of new jobs were in construction. What’s more, bank lending standards began to loosen, helping to reinforce economic growth. While we believe these factors should continue to promote moderate economic expansion, we do not think the economy will grow strongly enough in the near term to cause the Federal Reserve to shift from its current accommodative monetary policy stance.

Outside the United States, Japan joined China in early-cycle recoveries, providing a lift to the rest of Asia. It appears that Germany’s economy has begun to pick up, but much of the rest of Europe remains in recession. The European Central Bank revised its 2013 growth forecast downward and is anticipating a modest contraction while remaining concerned about downside risks to the eurozone economy.

Within this environment, we plan to continue deemphasizing interest-rate risk in the portfolio and expect to maintain the fund’s bias toward a steepening yield curve — that is, that longer-term yields may rise more than shorter-term yields. As long as the Fed continues to inject liquidity into the financial system through targeted bond purchases, we don’t believe interest rates are likely to move significantly higher than where they are today. We recognize, however, that any strategy that relies on rates declining further to drive performance is risky amid what may be a range-bound and volatile interest-rate environment. For that reason, we intend to keep the portfolio’s duration near zero — which would mean little to no exposure to interest-rate fluctuations — and will rely on other factors to influence the fund’s performance.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Absolute Return 100 Fund

At period-end, our positions in securitized sectors represented the fund’s largest allocation. In prepayment-sensitive areas, we are more cautious toward lower-coupon pass-throughs — those with coupons below 4% — but favor pools in the 4%-to-5% coupon range that we believe exhibit favorable prepayment profiles. In credit-sensitive areas, we plan to maintain our diversified exposure to CMBS, as well as modest allocations to high-yield bonds and investment-grade corporate bonds.

Thanks for your timely commentary, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Kevin F. Murphy, Michael V. Salm, and Paul D. Scanlon, CFA.

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam may enter into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Absolute Return 100 Fund	9

IN THE NEWS

The economic outlook for major industrialized nations is slowly improving, with the United States and Japan leading the way, according to a report by the Organisation for Economic Co-operation and Development (OECD). Economic expansion is also taking place in most major countries around the world, including the 17-nation eurozone, where Germany’s economy is growing and stabilization is occurring in Italy and France. Growth also is solidifying in Japan, whose new government has launched efforts to bring the country’s long-stagnant economy back to life through various stimulus efforts, and growth is picking up in China, where an economic hard landing has been avoided. The OECD sees growth weakening in India and normal, “around trend” growth taking place in Russia, Brazil, and the United Kingdom. Meanwhile, the World Trade Organization (WTO) has cut its overall 2013 forecast for global trade volume growth to 3.3% from 4.5%. Global trade grew by 2% in 2012, the second-worst figure since this economic statistic began to be tracked in 1981, according to the WTO. The worst trade figure came in 2009 during the global economic crisis.

10	Absolute Return 100 Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	7.27%	6.20%	5.79%	5.79%	3.94%	3.94%	6.94%	6.14%	6.05%	8.47%	8.51%	8.47%
Annual average	1.63	1.39	1.30	1.30	0.89	0.89	1.55	1.38	1.36	1.89	1.89	1.88

3 years	2.69	1.66	2.09	2.09	0.51	0.51	2.59	1.82	1.92	3.44	3.47	3.43
Annual average	0.89	0.55	0.69	0.69	0.17	0.17	0.86	0.60	0.64	1.13	1.14	1.13

1 year	2.34	1.32	2.06	1.06	1.60	0.60	2.31	1.54	2.01	2.65	2.68	2.65

6 months	1.54	0.52	1.35	0.35	1.19	0.19	1.50	0.74	1.40	1.65	1.68	1.64

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Absolute Return 100 Fund	11

Comparative index returns For periods ended 4/30/13

	BofA Merrill Lynch	Barclays U.S. Aggregate
	U.S. Treasury Bill Index	Bond Index

Life of fund	0.81%	28.31%
Annual average	0.19	5.90

3 years	0.45	17.47
Annual average	0.15	5.51

1 year	0.14	3.68

6 months	0.07	0.90

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 4/30/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	—	1		1	1	1	1

Income	$0.075		$0.056	—	$0.071		$0.061	$0.087	$0.090	$0.106

Capital gains	—		—	—	—		—	—	—	—

Total	$0.075		$0.056	—	$0.071		$0.061	$0.087	$0.090	$0.106

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/12	$10.16	$10.26	$10.12	$10.05	$10.14	$10.22	$10.10	$10.21	$10.21	$10.21

4/30/13	10.24	10.34	10.20	10.17	10.22	10.30	10.18	10.29	10.29	10.27

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	6.85%	5.78%	5.48%	5.48%	3.53%	3.53%	6.53%	5.73%	5.74%	8.05%	8.08%	8.04%
Annual average	1.56	1.33	1.26	1.26	0.82	0.82	1.49	1.31	1.32	1.83	1.84	1.83

3 years	2.49	1.46	1.99	1.99	0.22	0.22	2.39	1.62	1.82	3.34	3.37	3.33
Annual average	0.82	0.48	0.66	0.66	0.07	0.07	0.79	0.54	0.60	1.10	1.11	1.10

1 year	1.74	0.72	1.55	0.55	1.00	0.00	1.70	0.94	1.51	2.05	2.08	2.04

6 months	1.34	0.32	1.25	0.25	0.90	–0.10	1.30	0.54	1.20	1.45	1.48	1.44

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

12	Absolute Return 100 Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 10/31/12*	0.65%	0.85%	1.40%	0.70%	0.90%	0.40%†	0.40%†	0.40%

Annualized expense ratio for the
six-month period ended 4/30/13**	0.63%	0.83%	1.38%	0.68%	0.88%	0.38%	0.38%	0.38%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

** Includes a decrease of 0.02% from annualizing the performance fee adjustment for the six months ended 4/30/13.

† Other expenses for class R5 and R6 shares have been annualized.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2012, to April 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$3.15	$4.14	$6.88	$3.40	$4.39	$1.90	$1.90	$1.90

Ending value (after expenses)	$1,015.40	$1,013.50	$1,011.90	$1,015.00	$1,014.00	$1,016.50	$1,016.80	$1,016.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Absolute Return 100 Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2013, use the following calculation method. To find the value of your investment on November 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$3.16	$4.16	$6.90	$3.41	$4.41	$1.91	$1.91	$1.91

Ending value (after expenses)	$1,021.67	$1,020.68	$1,017.95	$1,021.42	$1,020.43	$1,022.91	$1,022.91	$1,022.91

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Absolute Return 100 Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Absolute Return 100 Fund	15

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2013, Putnam employees had approximately $381,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Absolute Return 100 Fund

Trustee approval of management contract

Consideration of a new management contract

At their meeting on December 14, 2012, the Trustees of the fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), approved a new management contract with Putnam Investment Management (“Putnam Management”). In substance, the new management contract differed from the existing management contract only in that it (i) changed the base management fee from a blended rate determined in accordance with fund family breakpoints to a fixed rate of 40 basis points and (ii) obliged Putnam Management to pay, out of the management fee, all of the fund’s organizational and other operating expenses (including investor servicing fees), excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses. No change was proposed to the fund’s performance adjustment, to the fund’s investor servicing agreement, or to the nature and quality of any of the services provided to the fund under its management and investor servicing contracts. The change, which results in the fund paying a single management fee in return for Putnam Management providing advisory services and paying for investor servicing services and organization and operating expenses (with certain exceptions), is often referred to as a “unitary” or “all-in” management fee.

In considering whether to approve the new management contract, the Trustees considered information provided by Putnam Management about the proposed new “all-in” management fee structure, including, among other things, Putnam Management’s observation that, under all reasonably foreseeable circumstances, the impact of the new “all-in” management fee would be to reduce, or at least not increase, the fund’s advisory fees. The Trustees also took into account that they had most recently approved the annual continuation of the fund’s existing management contract with Putnam Management in June 2012. Because, other than the transition to an “all-in” management fee, the effective date of the contract, and the initial term of the contract (through June 30, 2013), the new management contract was identical to the fund’s existing management contract, the Trustees relied to a considerable extent on their previous approval of the continuance of the fund’s existing management contract, which is described below.

After considering the factors described above relating to the “all-in” management fee structure under the new management contract, and taking into account all of the factors considered, as described below, as part of the approval of the continuance of the fund’s current management contract in June 2012, the Trustees, including the Independent Trustees, concluded that the proposed management contract was in the best interests of the fund and its shareholders and approved the proposed management contract. It was important to the Trustees that the fees paid for advisory services would not increase under any reasonably foreseeable set of circumstances, there would be no reduction in the nature or quality of advisory services provided to the fund and that there was no disadvantage to shareholders. Consistent with Securities and Exchange Commission staff guidance in similar circumstances, shareholder approval was not required.

Absolute Return 100 Fund	17

General conclusions in connection with the Trustees’ previous approval of the continuance of the fund’s existing management contract

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management, the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

18	Absolute Return 100 Fund

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010.

The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2011, by which time there was a twelve month period under the new management contract based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were:

Absolute Return 100 Fund	19

(i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). In addition, effective through at least June 30, 2013, Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) to the extent that expenses of your fund (before any performance adjustment to the fund’s management fee and exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s distribution plans) would exceed 0.40% of the fund’s average net assets. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds).

The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined

20	Absolute Return 100 Fund

by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the total return of your fund, and your fund’s performance relative to its targeted annualized return, over the one- and three-year periods ended December 31, 2011. Putnam Absolute Return 100 Fund’s class A shares’ return net of fees and expenses was negative and lagged its targeted annualized return over the one-year period, and was positive and exceeded its targeted annualized return over the three-year period. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered steps that Putnam Management had taken to support improved performance. In particular, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Absolute Return 100 Fund	21

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

22	Absolute Return 100 Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Absolute Return 100 Fund	23

The fund’s portfolio 4/30/13 (Unaudited)

CORPORATE BONDS AND NOTES (37.5%)*	Principal amount	Value

Basic materials (2.1%)
Airgas, Inc. sr. unsec. unsub. notes 3 1/4s, 2015	$845,000	$890,986

Airgas, Inc. sr. unsec. unsub. notes 2.85s, 2013	500,000	504,795

ArcelorMittal sr. unsec. unsub. notes 5 3/8s, 2013 (France)	600,000	601,680

BHP Billiton Finance USA, Ltd. company guaranty sr. unsec. FRN
notes 0.56s, 2014 (Australia)	500,000	501,054

Eastman Chemical Co. sr. unsec. unsub. notes 2.4s, 2017	790,000	818,717

FMC Corp. sr. unsec. unsub. notes 5.2s, 2019	430,000	499,021

LyondellBasell Industries NV sr. unsec. notes 6s, 2021	255,000	309,393

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
9s, 2019 (Australia)	245,000	338,949

Weyerhaeuser Co. sr. unsec. unsub. notes 7 1/4s, 2013	825,000	833,026

		5,297,621
Capital goods (1.9%)
Caterpillar Financial Services Corp. sr. unsec. FRN notes
0.581s, 2013	650,000	651,435

Caterpillar Financial Services Corp. sr. unsec. FRN notes
0.574s, 2014	1,500,000	1,504,169

John Deere Capital Corp. sr. unsec. unsub. FRN notes
0.682s, 2013	900,000	901,798

Staples, Inc. sr. unsec. unsub. notes 2 3/4s, 2018	505,000	519,069

United Technologies Corp. sr. unsec. unsub. FRN notes
0.557s, 2013	1,200,000	1,202,071

		4,778,542
Communication services (2.0%)
BellSouth Corp. sr. unsec. unsub. bonds 5.2s, 2014	500,000	530,822

Cellco Partnership/Verizon Wireless Capital, LLC sr. unsec.
unsub. notes 7 3/8s, 2013	1,000,000	1,035,055

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2015	447,000	491,446

Deutsche Telekom International Finance BV company guaranty
sr. unsec. unsub. bonds 5 1/4s, 2013 (Netherlands)	1,265,000	1,277,926

SBA Tower Trust 144A company guaranty mtge. notes
4.254s, 2015	625,000	650,506

Verizon New England, Inc. sr. unsec. debs. Ser. C, 4 3/4s, 2013	945,000	961,673

		4,947,428
Consumer cyclicals (1.2%)
Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	465,000	537,656

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 3/4s, 2014	1,250,000	1,322,784

Turner Broadcasting System, Inc. company guaranty sr. unsec.
unsub. notes 8 3/8s, 2013	360,000	364,483

Viacom, Inc. sr. unsec. notes 4 3/8s, 2014	310,000	325,201

Volkswagen International Finance NV 144A company guaranty
sr. unsec. notes 1 5/8s, 2015 (Germany)	500,000	507,410

		3,057,534
Consumer staples (3.8%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. notes FRN 0.637s, 2014	700,000	702,811

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 5 3/8s, 2014	914,000	979,622

24	Absolute Return 100 Fund

CORPORATE BONDS AND NOTES (37.5%)* cont.	Principal amount	Value

Consumer staples cont.
ConAgra Foods, Inc. sr. unsec. notes 5 7/8s, 2014	$500,000	$524,156

ConAgra Foods, Inc. sr. unsec. unsub. notes 1.35s, 2015	1,000,000	1,010,193

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	400,000	460,000

Costco Wholesale Corp. sr. unsec. unsub. notes 0.65s, 2015	320,000	321,558

Delhaize Group company guaranty sr. unsec. notes 4 1/8s,
2019 (Belgium)	1,000,000	1,087,503

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
7 3/8s, 2014 (United Kingdom)	853,000	893,592

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013	1,800,000	1,812,600

Mondelez International, Inc. sr. unsec. notes 2 5/8s, 2013	730,000	730,205

Walgreen Co. sr. unsec. unsub. FRN notes 0.78s, 2014	1,000,000	1,002,372

		9,524,612
Energy (0.7%)
Devon Energy Corp. sr. unsec. unsub. notes 5 5/8s, 2014	1,000,000	1,035,176

EnCana Corp. sr. unsec. unsub. notes 4 3/4s, 2013 (Canada)	500,000	509,201

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	25,000	32,361

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 0 5/8s, 2015 (Netherlands)	125,000	125,693

		1,702,431
Financials (20.9%)
Aflac, Inc. sr. unsec. notes 3.45s, 2015	1,000,000	1,061,914

American Express Credit Corp. sr. unsec. sub. FRN notes
1.38s, 2015	900,000	915,456

American International Group, Inc. sr. unsec. unsub. notes
4 1/4s, 2014	1,000,000	1,046,104

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	415,000	417,831

Bank of America Corp. sr. unsec. notes 5 3/8s, 2014	250,000	262,483

Bank of America Corp. sr. unsec. unsub. FRN notes 1.828s, 2014	760,000	770,578

Bank of America Corp. sr. unsec. unsub. FRN notes 1.696s, 2014	500,000	504,142

Bank of New York Mellon Corp. (The) sr. unsec. FRN notes
0.506s, 2015	700,000	700,877

Bank of Tokyo-Mitsubishi UFJ, Ltd. 144A sr. unsec. FRN notes
0.948s, 2014 (Japan)	250,000	250,973

Barclays Bank PLC sr. unsec. unsub. notes 5.2s, 2014
(United Kingdom)	1,300,000	1,368,314

BPCE SA 144A sr. unsec. unsub. notes 2 3/8s, 2013 (France)	1,000,000	1,007,024

Capital One Bank sr. unsec. sub. notes 6 1/2s, 2013	250,000	251,661

Capital One Financial Corp. sr. unsec. unsub. FRN notes
1.427s, 2014	500,000	505,054

Citigroup, Inc. sr. unsec. FRN notes 2.293s, 2013	1,100,000	1,105,718

Citigroup, Inc. sr. unsec. unsub. FRN notes 0.576s, 2014	650,000	647,869

Danske Bank A/S 144A sr. unsec. unsub. FRN notes 1.327s,
2014 (Denmark)	1,500,000	1,507,802

Duke Realty LP sr. unsec. notes 6 1/4s, 2013 R	1,000,000	1,001,972

Erac USA Finance Co. 144A company guaranty sr. notes
2 3/4s, 2013	445,000	446,591

ERP Operating LP sr. unsec. unsub. notes 5 1/4s, 2014 R	1,000,000	1,063,750

Fifth Third Bancorp sr. unsec. notes 6 1/4s, 2013	1,450,000	1,450,000

General Electric Capital Corp. sr. unsec. unsub. FRN notes
Ser. MTN, 0.91s, 2014	500,000	502,981

Absolute Return 100 Fund	25

CORPORATE BONDS AND NOTES (37.5%)* cont.	Principal amount	Value

Financials cont.
General Electric Capital Corp. sr. unsec. unsub. FRN notes
Ser. MTNA, 1.189s, 2013	$275,000	$275,162

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. debs.
FRB bonds 8 1/8s, 2038	235,000	279,356

HCP, Inc. sr. unsec. notes 5.65s, 2013 R	500,000	515,802

HCP, Inc. sr. unsec. unsub. notes 2.7s, 2014 R	1,000,000	1,015,106

Hospitality Properties Trust sr. unsec. notes 7 7/8s, 2014 R	800,000	842,976

HSBC Finance Corp. sr. unsec. unsub. notes 4 3/4s, 2013	1,700,000	1,714,596

ING Bank NV 144A bonds 2 1/2s, 2016 (Netherlands)	129,000	134,805

ING Bank NV 144A sr. unsec. notes 2 3/8s, 2014 (Netherlands)	420,000	427,050

ING Bank NV 144A unsec. notes 3 3/4s, 2017 (Netherlands)	620,000	666,760

Jackson National Life Global Funding, Co. 144A sr. unsub. notes
5 3/8s, 2013	1,000,000	1,000,638

KeyCorp sr. unsec. unsub. notes Ser. MTN, 6 1/2s, 2013	1,100,000	1,102,130

Lloyds TSB Bank PLC bank guaranty sr. unsec. unsub. notes
4 7/8s, 2016 (United Kingdom)	510,000	563,291

Metropolitan Life Global Funding I 144A notes 3s, 2023	790,000	804,988

Metropolitan Life Global Funding I 144A unsec. FRN notes
0.68s, 2013	500,000	500,251

Monumental Global Funding II 144A sr. unsub. FRN notes
0.446s, 2013	1,050,000	1,050,693

Monumental Global Funding, Ltd. 144A sr. unsub. notes
5 1/4s, 2014	550,000	566,945

National Australia Bank, Ltd. 144A sr. unsec. unsub. FRN notes
1.226s, 2014 (Australia)	405,000	409,550

National Australia Bank, Ltd./New York sr. unsec. notes 1.6s,
2015 (Australia)	750,000	765,675

Nationwide Building Society 144A sr. unsec. sub. notes 5 1/4s,
2014 (United Kingdom)	1,000,000	1,025,815

New York Life Global Funding 144A notes 3s, 2015	930,000	976,255

PNC Funding Corp. sr. unsec. notes 3s, 2014	1,500,000	1,538,918

Principal Life Global Funding II 144A notes 1s, 2015	260,000	260,941

Prudential Covered Trust 2012-1 144A company guaranty mtge.
notes 2.997s, 2015	1,525,500	1,591,931

Regency Centers LP company guaranty sr. unsec. unsub. notes
4.95s, 2014	750,000	778,599

Royal Bank of Scotland PLC (The) sr. unsec. sub. notes 4.7s,
2018 (United Kingdom)	1,535,000	1,564,659

Scotland International Finance No2 BV 144A bank guaranty
unsec. sub. notes 4 1/4s, 2013 (Netherlands)	1,935,000	1,936,912

Simon Property Group LP sr. unsec. unsub. notes 5.1s, 2015 R	700,000	764,143

Simon Property Group LP sr. unsec. unsub. notes 4.2s, 2015 R	770,000	810,995

Societe Generale SA 144A sr. unsec. notes 2.2s, 2013 (France)	300,000	301,500

Standard Chartered PLC 144A sr. unsec. unsub. notes 5 1/2s,
2014 (United Kingdom)	1,400,000	1,497,049

Sumitomo Mitsui Banking Corp. 144A sr. unsec. notes 2.15s,
2013 (Japan)	685,000	687,548

Sun Life Financial Global Funding III LP 144A company guaranty
sr. unsec. FRN notes 0.53s, 2013	2,000,000	1,999,846

26	Absolute Return 100 Fund

CORPORATE BONDS AND NOTES (37.5%)* cont.	Principal amount	Value

Financials cont.
Svenska Handelsbanken AB sr. unsec. FRN notes 0.732s,
2016 (Sweden)	$1,000,000	$1,000,011

UBS AG/Stamford CT sr. unsec. notes 2 1/4s, 2014	582,000	589,303

UDR, Inc. sr. unsec. notes 6.05s, 2013 R	750,000	753,230

US Bank NA unsec. sub. notes 4.8s, 2015	1,450,000	1,565,494

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 1/4s, 2035 (Russia)	200,000	217,500

Wachovia Bank NA sr. unsec. sub. FRN notes Ser. BKNT,
0.653s, 2014	1,250,000	1,251,493

WEA Finance, LLC/WT Finance Aust. Pty. Ltd. 144A company
guaranty sr. unsec. notes 7 1/2s, 2014	1,000,000	1,071,119

Westpac Banking Corp. 144A sr. unsec. FRN notes 1.014s,
2014 (Australia)	400,000	402,448

		52,010,577
Health care (0.5%)
WellPoint, Inc. sr. unsec. notes 6s, 2014	1,000,000	1,041,552

Zoetis Inc. 144A sr. unsec. notes 1.15s, 2016	265,000	266,907

		1,308,459
Technology (1.1%)
IBM Corp. sr. unsec. unsub. notes 6 1/2s, 2013	2,000,000	2,055,930

Xerox Corp. sr. unsec. notes 5.65s, 2013	553,000	553,878

		2,609,808
Transportation (0.7%)
Burlington Northern Santa Fe, LLC. sr. unsec. notes 7s, 2014	1,000,000	1,047,369

Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018	118,353	129,005

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017	99,474	107,681

Federal Express Corp. 2012 Pass Through Trust 144A notes
2 5/8s, 2018	495,570	501,324

		1,785,379
Utilities and power (2.6%)
Ameren Corp. sr. unsec. notes 8 7/8s, 2014	240,000	257,831

Dayton Power & Light Co. (The) 1st mtge. 5 1/8s, 2013	800,000	814,958

DTE Energy Co. sr. unsec. unsub. notes 7 5/8s, 2014	700,000	748,715

Duke Energy Carolinas, LLC sr. unsec. unsub. notes 6.3s, 2014	400,000	416,939

Electricite de France SA 144A unsec. sub. FRN notes 5 1/4s,
perpetual maturity (France)	260,000	260,325

Great Plains Energy, Inc. sr. unsec. unsub. notes 2 3/4s, 2013	550,000	553,160

Kinder Morgan Energy Partners LP sr. unsec. unsub.
notes 5s, 2013	1,500,000	1,541,586

Potomac Edison Co. (The) sr. unsub. notes 5 1/8s, 2015	750,000	815,898

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A
9 1/2s, 2019	654,000	892,330

		6,301,742

Total corporate bonds and notes (cost $92,385,758)		$93,324,133

Absolute Return 100 Fund	27

MORTGAGE-BACKED SECURITIES (30.9%)*	Principal amount	Value

Agency collateralized mortgage obligations (11.2%)
Federal Home Loan Mortgage Corp.
IFB Ser. 2976, Class LC, 23.691s, 2035	$42,275	$69,243
Ser. 3724, Class CM, 5 1/2s, 2037	180,949	197,413
Ser. 3891, Class UK, 3 1/2s, 2041	365,111	378,213
Ser. T-8, Class A9, IO, 0.445s, 2028	182,461	1,939
Ser. T-59, Class 1AX, IO, 0.274s, 2043	424,065	5,351
Ser. T-48, Class A2, IO, 0.212s, 2033	625,674	6,208
Ser. 4077, Class TO, PO, zero %, 2041	823,284	701,726
Ser. 3835, Class FO, PO, zero %, 2041	3,386,967	2,950,963
FRB Ser. T-54, Class 2A, IO, zero %, 2043	252,032	39

Federal National Mortgage Association
IFB Ser. 04-10, Class QC, 27.799s, 2031 F	304,581	419,168
IFB Ser. 05-75, Class GS, 19.649s, 2035	413,926	590,374
IFB Ser. 11-4, Class CS, 12 1/2s, 2040	552,336	675,297
Ser. 13-9, Class BA, 6 1/2s, 2042	1,210,315	1,221,662
Ser. 06-10, Class GC, 6s, 2034	2,383,412	2,470,556
Ser. 06-124, Class A, 5 5/8s, 2036 F	146,483	152,215
Ser. 09-86, Class PC, 5s, 2037	3,433,266	3,544,666
Ser. 02-65, Class HC, 5s, 2017	67,970	71,861
Ser. 11-89, Class VA, 4s, 2023	955,671	972,728
Ser. 03-W10, Class 1, IO, 1.3s, 2043	94,201	3,742
Ser. 98-W2, Class X, IO, 0.937s, 2028	1,180,924	68,641
Ser. 98-W5, Class X, IO, 0.873s, 2028	341,617	15,373
Ser. 03-W1, Class 2A, IO, zero %, 2042	534,162	42

Government National Mortgage Association
IFB Ser. 11-56, Class SA, 23.653s, 2041	1,466,234	2,346,253
IFB Ser. 10-158, Class SD, 14.402s, 2040	377,000	554,533
IFB Ser. 11-70, Class WS, 9.302s, 2040	1,272,000	1,513,006
IFB Ser. 11-72, Class SE, 7.14s, 2041	2,689,000	2,957,787
IFB Ser. 11-56, Class MS, 6.876s, 2041	1,586,119	1,768,808
Ser. 10-162, Class PQ, 4 1/2s, 2039	150,145	158,741
Ser. 11-70, PO, zero %, 2041	4,139,776	3,521,252
Ser. 10-151, Class KO, PO, zero %, 2037	494,381	450,371

GSMPS Mortgage Loan Trust 144A
Ser. 99-2, IO, 0.662s, 2027	91,881	901
Ser. 98-3, IO, 0.284s, 2027	56,180	825
Ser. 98-2, IO, 0.19s, 2027	49,211	354
Ser. 98-4, IO, zero %, 2026	72,432	1,783

Structured Asset Securities Corp. IFB Ser. 07-4, Class 1A3, IO,
5.98s, 2045	251,982	48,192

		27,840,226
Commercial mortgage-backed securities (15.5%)
Banc of America Commercial Mortgage, Inc.
Ser. 04-3, Class D, 5.798s, 2039	626,000	645,819
FRB Ser. 07-3, Class A2, 5.796s, 2049	519,423	521,725
Ser. 07-2, Class A2, 5.634s, 2049	160,781	161,424
Ser. 06-5, Class A2, 5.317s, 2047	1,192,434	1,193,328
Ser. 06-6, Class A2, 5.309s, 2045	359,434	362,726

28	Absolute Return 100 Fund

MORTGAGE-BACKED SECURITIES (30.9%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Banc of America Commercial Mortgage, Inc.
Ser. 04-4, Class D, 5.073s, 2042	$479,000	$488,131
Ser. 07-1, Class XW, IO, 0.485s, 2049	1,162,797	10,719

Banc of America Commercial Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 1.034s, 2042	1,414,098	13,408
Ser. 02-PB2, Class XC, IO, 0.512s, 2035	1,323,726	12

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-T28, Class AJ, 6.151s, 2042	1,250,000	1,359,375
Ser. 05-PWR9, Class AJ, 4.985s, 2042	612,000	641,560

Bear Stearns Commercial Mortgage Securities, Inc. 144A FRB
Ser. 06-PW11, Class B, 5.618s, 2039	426,000	415,989

Citigroup Commercial Mortgage Trust 144A FRB Ser. 12-GC8,
Class D, 5.041s, 2045	1,309,000	1,409,269

Commercial Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	958,000	1,044,220
Ser. 06-C8, Class A2B, 5.248s, 2046	52,656	52,917
Ser. 05-C6, Class AJ, 5.209s, 2044	1,299,000	1,393,641

Credit Suisse Mortgage Capital Certificates FRB Ser. 07-C4,
Class A2, 5.955s, 2039	761,730	767,490

CS First Boston Mortgage Securities Corp.
Ser. 02-CKN2, Class C1, 6.376s, 2037	1,075,107	1,075,645
Ser. 02-CP5, Class E, 5.339s, 2035	767,000	768,813
Ser. 03-CPN1, Class E, 4.891s, 2035	462,000	462,000

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	494,127	543,539
Ser. 03-C3, Class AX, IO, 1.613s, 2038	2,246,982	85

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class F, 5.35s, 2035	468,000	479,700

GE Capital Commercial Mortgage Corp. Ser. 07-C1, Class A3,
5.481s, 2049	973,000	1,048,395

GE Capital Commercial Mortgage Corp. 144A
FRB Ser. 04-C1, Class F, 5.088s, 2038	894,000	911,880
Ser. 05-C3, Class XC, IO, 0.29s, 2045 F	63,267,170	237,087

GMAC Commercial Mortgage Securities, Inc. Ser. 04-C3,
Class AJ, 4.915s, 2041	710,000	740,298

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class B, 4.894s, 2042	727,000	767,785

Greenwich Capital Commercial Funding Corp. 144A
FRB Ser. 03-C1, Class J, 5.363s, 2035	370,000	376,919
Ser. 03-C1, Class G, 4.773s, 2035	626,000	624,805

GS Mortgage Securities Trust
Ser. 06-GG6, Class A2, 5.506s, 2038**	174,570	178,498
Ser. 05-GG4, Class B, 4.841s, 2039**	540,000	540,594

GS Mortgage Securities Trust 144A FRB Ser. 12-GCJ9, Class XA,
IO, 2.567s, 2045 (acquired 11/16/12, cost $447,323) ∆∆	2,884,829	439,751

GS Mortgage Securities Trust 144A Ser. GC10, Class D,
4.563s, 2046	628,000	609,097

Absolute Return 100 Fund	29

MORTGAGE-BACKED SECURITIES (30.9%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-CB20, Class AJ, 6.275s, 2051	$390,500	$411,197
FRB Ser. 04-CB9, Class B, 5.833s, 2041	372,000	385,987
Ser. 02-C3, Class D, 5.314s, 2035	318,840	318,521
Ser. 04-CB8, Class B, 4 1/2s, 2039	943,000	961,766
FRB Ser. 13-C10, Class D, 4.3s, 2047	313,000	296,329

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 11-C3, Class E, 5.718s, 2046	260,000	285,870
FRB Ser. 11-C5, Class D, 5.492s, 2046	557,000	622,336
FRB Ser. 12-CBX, Class E, 5.362s, 2045	281,000	291,687
FRB Ser. 12-LC9, Class E, 4.576s, 2047	434,000	423,722
FRB Ser. 12_LC9, Class D, 4.576s, 2047	326,000	336,117

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C6, Class AJ, 5.452s, 2039	517,000	566,168
Ser. 06-C7, Class A2, 5.3s, 2038	408,285	429,348
Ser. 05-C7, Class A2, 5.103s, 2030 F	1,714	1,714
Ser. 07-C2, Class XW, IO, 0.693s, 2040	1,274,950	22,245

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.044s, 2050	1,229,000	1,296,151
FRB Ser. 07-C1, Class A2, 5.94s, 2050	125,415	127,759
Ser. 04-KEY2, Class D, 5.046s, 2039	416,000	390,749

Merrill Lynch Mortgage Trust 144A Ser. 05-MCP1, Class XC, IO,
0.238s, 2043	51,091,969	544,743

Merrill Lynch/Countrywide Commercial Mortgage Trust FRB
Ser. 06-4, Class A2FL, 0.319s, 2049	200,145	199,644

Merrill Lynch/Countrywide Commercial Mortgage Trust 144A
Ser. 06-4, Class XC, IO, 0.229s, 2049	61,314,100	772,558

Morgan Stanley Capital I Trust
FRB Ser. 07-T27, Class AJ, 5.816s, 2042	874,000	924,867
FRB Ser. 07-HQ12, Class A2, 5.763s, 2049	233,329	236,829
Ser. 07-IQ14, Class A2, 5.61s, 2049	342,967	353,744

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.466s, 2043	574,000	591,450

Morgan Stanley-Bank of America-Merrill Lynch Mortgage Trust
Ser. 13-C7, Class XA, IO, 1.905s, 2046	3,277,767	372,158

Nomura Asset Securities Corp. 144A Ser. 98-D6,
Class B1, 6s, 2030	112,148	112,569

Salomon Brothers Mortgage Securities VII 144A FRB Ser. 99-C1,
Class J, 7s, 2032	587,599	591,255

UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2,
Class XA, IO, 1.974s, 2063	5,591,222	578,691

Wachovia Bank Commercial Mortgage Trust
Ser. 06-C24, Class AJ, 5.658s, 2045	395,000	398,871
Ser. 05-C17, Class D, 5.396s, 2042	580,000	578,840
Ser. 06-C29, Class AM, 5.339s, 2048	570,000	647,666
Ser. 07-C30, Class A3, 5.246s, 2043	253,170	258,180
Ser. 06-C29, IO, 0.533s, 2048	38,462,560	481,167

30	Absolute Return 100 Fund

MORTGAGE-BACKED SECURITIES (30.9%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 03-C8, Class F, 5.618s, 2035	$1,032,000	$1,053,362
FRB Ser. 03-C6, Class J, 5.396s, 2035	420,000	429,534
Ser. 07-C31, IO, 0.405s, 2047	89,179,465	682,780

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C4, Class E, 5.417s, 2044	535,000	564,455
FRB Ser. 12-C10, Class D, 4.61s, 2045	623,000	606,223
FRB Ser. 13-C11, Class D, 4.325s, 2045	295,000	283,615

		38,717,511
Residential mortgage-backed securities (non-agency) (4.2%)
Barclays Capital, LLC Trust
Ser. 12-RR10, Class 8A3, 15 3/4s, 2036	255,553	153,332
Ser. 12-RR10, Class 8A2, 4s, 2036	550,707	560,344

Barclays Capital, LLC Trust 144A
FRB Ser. 13-RR2, Class 3A2, 9.04s, 2036	590,000	579,675
Ser. 09-RR7, Class 2A7, IO, 1.566s, 2047	8,029,391	366,140

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046	1,071,770	33,761
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036	806,004	14,508

Countrywide Asset Backed Certificates
FRB Ser. 05-AB1, Class A3, 0 1/2s, 2035	149,620	142,139
FRB Ser. 07-3, Class 2A1, 0.3s, 2047	889,910	892,551

GSAA Home Equity Trust FRB Ser. 04-10, Class AF4,
4.788s, 2034	364,154	385,404

Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X, IO,
PO, 0.8s, 2047	1,011,524	34,190

Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A5, Class A3,
2.582s, 2035	850,000	816,000

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.246s, 2046	1,085,820	929,494
FRB Ser. 05-AR17, Class A1B2, 0.61s, 2045	1,782,902	1,488,723
FRB Ser. 05-AR6, Class 2AB2, 0.57s, 2045	1,551,158	1,380,531
FRB Ser. 05-AR1, Class A3, 0.56s, 2045	1,569,874	1,436,434

Wells Fargo Mortgage Backed Securities Trust FRB Ser. 04-H,
Class A1, 2.615s, 2034	1,197,380	1,233,301

		10,446,527

Total mortgage-backed securities (cost $72,489,595)		$77,004,264

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (4.2%)*	Principal amount	Value

U.S. Government Agency Mortgage Obligations (4.2%)
Federal National Mortgage Association Pass-Through Certificates
6s, September 1, 2019 ##	$92,230	$98,943
3s, TBA, June 1, 2043	5,000,000	5,216,211
3s, TBA, May 1, 2043	5,000,000	5,230,078

Total U.S. government and agency mortgage obligations (cost $10,408,951)		$10,545,232

Absolute Return 100 Fund	31

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 2 5/8s, November 15, 2020 ∆	$56,000	$61,740

Total U.S. treasury obligations (cost $53,145)		$61,740

MUNICIPAL BONDS AND NOTES (1.3%)*	Principal amount	Value

Union Cnty., AZ Indl. Dev. VRDN (Del-Tin Fiber LLC),
0.41s, 10/1/27	$1,700,000	$1,700,000

WI Hsg. & Econ. Dev. Auth. VRDN, Ser. D, 0.53s, 3/1/38	1,500,000	1,500,000

Total municipal bonds and notes (cost $3,200,000)		$3,200,000

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.7%)*	Principal amount/units	Value

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)	$1,340,000	$1,167,810

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)	200,000	220,080

Korea Development Bank sr. unsec. unsub. notes 4s, 2016
(South Korea)	300,000	323,593

Total foreign government and agency bonds and notes (cost $1,814,948)		$1,711,483

SHORT-TERM INVESTMENTS (31.2%)*	Principal amount/shares	Value

Putnam Short Term Investment Fund 0.04% L	51,745,099	$51,745,099

Interest in $9,000,000 joint tri-party repurchase agreement
dated 4/30/13 with BNP Paribas Securities Corp. due
5/1/13 — maturity value of $1,500,010 for an effective yield of 0.25% (collateralized by various corporate bonds and notes with coupon rates ranging from 1.25% to 7.45% and due dates
ranging from 10/25/13 to 11/24/33, valued at $9,451,399)	$1,500,000	1,500,000

AXA Financial, Inc. commercial paper, yield of 0.400%,
May 7, 2013	500,000	499,967

Bank of Montreal/Chicago, IL certificates of deposit, FRN
0.490%, August 15, 2013	900,000	900,774

British Telecommunications PLC commercial paper, yield
of 0.740%, March 10, 2014	1,000,000	994,226

CAFCO, LLC asset-backed commercial paper, yield of 0.695%,
February 26, 2014	600,000	598,440

CAFCO, LLC asset-backed commercial paper, yield of 0.734%,
August 9, 2013	700,000	699,480

Canadian Imperial Bank of Commerce/New York,
NY certificates of deposit, FRN 0.538%, November 26, 2014	1,000,000	999,712

CHARTA, LLC 144A asset-backed commercial paper, yield
of 0.807%, December 3, 2013	500,000	498,472

CIESCO, LP asset-backed commercial paper, yield of 0.740%,
August 5, 2013	1,000,000	999,301

Commonwealth Bank of Australia certificates of deposit, FRN
1.528%, January 17, 2014	650,000	655,998

CRC Funding, LLC asset-backed commercial paper, yield
of 0.740%, August 2, 2013	1,200,000	1,199,047

CRC Funding, LLC asset-backed commercial paper, yield
of 0.695%, February 28, 2014	300,000	298,705

Daimler Finance North America, LLC commercial paper, yield
of 0.978%, August 15, 2013	1,300,000	1,298,516

32	Absolute Return 100 Fund

SHORT-TERM INVESTMENTS (31.2%)* cont.	Principal amount/shares	Value

ENI Finance USA, Inc. commercial paper, yield of 0.501%,
May 30, 2013	$1,000,000	$999,597

Ford Motor Credit Co., LLC commercial paper, yield of 1.170%,
September 30, 2013	500,000	497,896

Ford Motor Credit Co., LLC commercial paper, yield of 1.189%,
July 9, 2013	500,000	499,076

Ford Motor Credit Co., LLC commercial paper, yield of 1.211%,
August 16, 2013	1,000,000	997,114

Gotham Funding Corp. asset-backed commercial paper, yield
of 0.200%, June 14, 2013	3,500,000	3,499,144

Marriott International, Inc./DE commercial paper, yield
of 0.370%, June 12, 2013	1,500,000	1,499,353

Northern Pines Funding, LLC asset-backed commercial paper,
yield of 0.603%, October 28, 2013	1,000,000	998,079

Spectra Energy Partners, LP commercial paper, yield of 0.410%,
May 3, 2013	1,500,000	1,499,963

Stanley Black & Decker, Inc. commercial paper, yield of 0.411%,
June 18, 2013	1,500,000	1,499,180

Svenska Handelsbanken/New York, NY certificates of deposit,
FRN 0.834%, September 25, 2013	500,000	501,312

Svenska Handelsbanken/New York, NY certificates of deposit,
FRN 1.078%, July 17, 2014	850,000	852,087

U.S. Treasury Bills with an effective yield of 0.120%,
December 12, 2013 # ∆	175,000	174,902

U.S. Treasury Bills with an effective yield of 0.130%,
January 9, 2014 ∆	17,000	16,989

U.S. Treasury Bills with effective yields ranging from 0.11%
to 0.13%, April 3, 2014 # ∆	236,000	235,774

UBS AG/Stamford, CT certificates of deposit, 0.520%,
February 26, 2014	500,000	500,416

Wyndham Worldwide commercial paper, yield of 0.840%,
May 9, 2013	500,000	499,907

Total short-term investments (cost $77,642,088)		$77,658,526

TOTAL INVESTMENTS

Total investments (cost $257,994,485)		$263,505,378

Key to holding’s currency abbreviations

CAD	Canadian Dollar
GBP	British Pound

Key to holding’s abbreviations

BKNT	Bank Note
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A

Absolute Return 100 Fund	33

OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments
VRDN	Variable Rate Demand Notes, which are floating-rate securities with long-term maturities, that carry coupons that reset every one or seven days. The rate shown is the current interest rate at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2012 through April 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $248,815,646.

† Non-income-producing security.

∆∆ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $439,751, or 0.2% of net assets.

** On 11/16/12, the non-restricted holdings of GS Mortgage Securities Trust were as follows:

Holding	Type	Principal amount	Value

GS Mortgage Securities Trust,	Commercial mortgage-backed	$183,596	$183,596
Ser. 06-GG6, Class A2	securities
GS Mortgage Securities Trust,	Commercial mortgage-backed	540,000	478,980
Ser. 05-GG4, Class B	securities

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $14,842,288 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

34	Absolute Return 100 Fund

FORWARD CURRENCY CONTRACTS at 4/30/13 (aggregate face value $161,038) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC
	British Pound	Buy	6/19/13	$7,143	$6,951	$192

	Canadian Dollar	Sell	7/17/13	3,171	3,138	(33)

Credit Suisse International
	British Pound	Sell	6/19/13	80,750	78,042	(2,708)

Goldman Sachs International
	British Pound	Sell	6/19/13	8,541	8,285	(256)

JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	7/17/13	65,297	64,622	(675)

Total						$(3,480)

FUTURES CONTRACTS OUTSTANDING at 4/30/13 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 3 yr (Short)	20	$2,278,737	Jun-13	$(27,585)

Canadian Government Bond
10 yr (Long)	4	542,915	Jun-13	19,275

U.K. Gilt 10 yr (Short)	2	372,835	Jun-13	(19,585)

U.S. Treasury Note 10 yr (Short)	35	4,667,578	Jun-13	(23,113)

Total				$(51,008)

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/13 (Unaudited)

Counterparty			Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	appreciation/
Floating rate index/Maturity date	date/strike	amount	(depreciation)

Barclays Bank PLC
1.90/3 month USD-LIBOR-BBA/
Jun-23 (Purchased)	Jun-13/1.90	$1,269,000	$5,076

(2.40)/3 month USD-LIBOR-BBA/
Jun-23 (Purchased)	Jun-13/2.40	1,269,000	(13,286)

Credit Suisse International
1.90/3 month USD-LIBOR-BBA/
Jun-23 (Purchased)	Jun-13/1.90	1,496,000	5,505

(2.40)/3 month USD-LIBOR-BBA/
Jun-23 (Purchased)	Jun-13/2.40	1,496,000	(14,855)

Deutsche Bank AG
1.90/3 month USD-LIBOR-BBA/
Jun-23 (Purchased)	Jun-13/1.90	1,496,000	5,625

(2.40)/3 month USD-LIBOR-BBA/
Jun-23 (Purchased)	Jun-13/2.40	1,496,000	(14,601)

Total			$(26,536)

Absolute Return 100 Fund	35

TBA SALE COMMITMENTS OUTSTANDING at 4/30/13 (proceeds receivable $5,192,148) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s, May 1, 2043	$5,000,000	5/13/13	$5,230,078

Total			$5,230,078

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/13 (Unaudited)

		Upfront		Payments	Payments	Unrealized
	Swap counterparty/	premium	Termination	made by	received by	appreciation/
	Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

	Bank of America N.A.
	$1,750,400 E	$20,025	6/19/23	3 month USD-	2.00%	$38,211
				LIBOR-BBA

	13,233,000 E	(119,562)	6/19/23	2.00%	3 month USD-	(257,052)
					LIBOR-BBA

	Barclays Bank PLC
	659,000 E	8,452	6/19/23	3 month USD-	2.00%	15,299
				LIBOR-BBA

	350,000 E	(4,949)	6/19/43	3.00%	3 month USD-	(17,797)
					LIBOR-BBA

	8,159,000 E	(8,737)	6/19/15	0.40%	3 month USD-	(14,856)
					LIBOR-BBA

	2,339,000 E	8,755	6/19/18	3 month USD-	1.00%	22,227
				LIBOR-BBA

	327,000 E	(4,113)	6/19/23	2.00%	3 month USD-	(7,510)
					LIBOR-BBA

GBP	412,000	—	8/15/31	3.60%	6 month GBP-	(102,561)
					LIBOR-BBA

	Citibank, N.A.
	$4,041,000 E	3,907	6/19/15	3 month USD-	0.40%	6,938
				LIBOR-BBA

	4,589,000 E	(43,262)	6/19/23	2.00%	3 month USD-	(90,942)
					LIBOR-BBA

	5,000 E	(39)	6/19/43	3.00%	3 month USD-	(223)
					LIBOR-BBA

	1,990,000 E	(5,301)	6/19/18	1.00%	3 month USD-	(16,763)
					LIBOR-BBA

	Credit Suisse International
	469,000 E	(5,356)	6/19/43	3.00%	3 month USD-	(22,573)
					LIBOR-BBA

	972,000 E	(8,573)	6/19/23	2.00%	3 month USD-	(18,671)
					LIBOR-BBA

	43,936,000 E	(46,728)	6/19/15	0.40%	3 month USD-	(79,680)
					LIBOR-BBA

	1,004,000 E	(3,292)	6/19/18	1.00%	3 month USD-	(9,075)
					LIBOR-BBA

	510,000 E	8,345	6/19/23	3 month USD-	2.00%	13,644
				LIBOR-BBA

36	Absolute Return 100 Fund

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/13 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG
	$11,038,000 E	$89,064	6/19/23	3 month USD-	2.00%	$203,749
				LIBOR-BBA

	3,160,000 E	(7,167)	6/19/43	3.00%	3 month USD-	(123,171)
					LIBOR-BBA

	794,000 E	(911)	6/19/15	0.40%	3 month USD-	(1,506)
					LIBOR-BBA

	5,396,000 E	(13,809)	6/19/18	1.00%	3 month USD-	(44,890)
					LIBOR-BBA

Goldman Sachs International
	2,371,000 E	(901)	6/19/15	3 month USD-	0.40%	877
				LIBOR-BBA

	12,385,000 E	(38,575)	6/19/18	1.00%	3 month USD-	(109,913)
					LIBOR-BBA

	29,000 E	(121)	6/19/18	3 month USD-	1.00%	46
				LIBOR-BBA

	18,722,600 E	(186,541)	6/19/23	2.00%	3 month USD-	(381,071)
					LIBOR-BBA

	1,625,000 E	(4,777)	6/19/43	3 month USD-	3.00%	54,877
				LIBOR-BBA

GBP	412,000	—	9/23/31	6 month GBP-	3.1175%	51,914
				LIBOR-BBA

JPMorgan Chase Bank N.A.
	$1,489,000 E	12,544	6/19/23	3 month USD-	2.00%	28,015
				LIBOR-BBA

	1,790,900 E	(24,983)	6/19/23	2.00%	3 month USD-	(43,591)
					LIBOR-BBA

CAD	590,000	—	9/21/21	2.3911%	3 month CAD-	(19,789)
					BA-CDOR

CAD	2,213,000	—	5/2/15	3 month CAD-BA-	1.6575%	20,757
				CDOR

Royal Bank of Scotland PLC (The)
	$773,000 E	(10,242)	6/19/23	2.00%	3 month USD-	(18,273)
					LIBOR-BBA

Total						$(923,353)

E Extended effective date.

Absolute Return 100 Fund	37

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/13 (Unaudited)

			Fixed payments	Total return	Unrealized
Swap counterparty/		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
	$800,000	4/7/16	(2.63%)	USA Non Revised	$(20,552)
				Consumer Price
				Index-Urban (CPI-U)

Goldman Sachs International
	460,000	3/1/16	2.47%	USA Non Revised	6,320
				Consumer Price
				Index-Urban (CPI-U)

	345,000	3/3/16	2.45%	USA Non Revised	4,392
				Consumer Price
				Index-Urban (CPI-U)

	1,058,000	4/3/17	2.3225%	USA Non Revised	10,813
				Consumer Price
				Index-Urban (CPI-U)

	1,058,000	4/4/17	2.35%	USA Non Revised	12,400
				Consumer Price
				Index-Urban (CPI-U)

	1,058,000	4/5/17	2.355%	USA Non Revised	12,717
				Consumer Price
				Index-Urban (CPI-U)

	1,058,000	4/5/22	2.66%	USA Non Revised	18,155
				Consumer Price
				Index-Urban (CPI-U)

GBP	660,000	3/30/17	(3.0925%)	GBP Non-revised UK	7,843
				Retail Price Index

GBP	660,000	4/2/17	(3.085%)	GBP Non-revised UK	4,777
				Retail Price Index

GBP	1,320,000	9/20/17	2.6625%	GBP Non-revised UK	(72,029)
				Retail Price Index

GBP	660,000	9/21/17	2.66%	GBP Non-revised UK	(36,153)
				Retail Price Index

GBP	660,000	4/3/17	(3.09%)	GBP Non-revised UK	4,501
				Retail Price Index

Total					$(46,816)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/13 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received
Swap counterparty/		received	Notional	nation	(paid) by fund	Unrealized
Referenced debt*	Rating***	(paid)**	amount	date	per annum	appreciation

Bank of America N.A.
DJ CDX NA CMBX	BBB–/P	$5,604	$93,000	5/11/63	300 bp	$4,275
BBB Index

DJ CDX NA CMBX	BBB–/P	9,091	133,000	5/11/63	300 bp	7,189
BBB Index

DJ CDX NA CMBX	BBB–/P	11,483	186,000	5/11/63	300 bp	8,823
BBB Index

DJ CDX NA CMBX	BBB–/P	10,944	192,000	5/11/63	300 bp	8,198
BBB Index

38	Absolute Return 100 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/13 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received
Swap counterparty/		received	Notional	nation	(paid) by fund	Unrealized
Referenced debt*	Rating***	(paid)**	amount	date	per annum	appreciation

Credit Suisse International
DJ CDX NA CMBX	BBB–/P	$13,549	$186,000	5/11/63	300 bp	$10,889
BBB Index

DJ CDX NA CMBX	BBB–/P	20,309	265,000	5/11/63	300 bp	16,520
BBB Index

Total						$55,894

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2013. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Corporate bonds and notes	$—	$93,324,133	$—

Foreign government and agency bonds and notes	—	1,711,483	—

Mortgage-backed securities	—	77,004,264	—

Municipal bonds and notes	—	3,200,000	—

U.S. government and agency mortgage obligations	—	10,545,232	—

U.S. treasury obligations	—	61,740	—

Short-term investments	51,745,099	25,913,427	—

Totals by level	$51,745,099	$211,760,279	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(3,480)	$—

Futures contracts	(51,008)	—	—

Forward premium swap option contracts	—	(26,536)	—

TBA sale commitments	—	(5,230,078)	—

Interest rate swap contracts	—	(536,506)	—

Total return swap contracts	—	(46,816)	—

Credit default contracts	—	(15,086)	—

Totals by level	$(51,008)	$(5,858,502)	$—

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund	39

Statement of assets and liabilities 4/30/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $206,249,386)	$211,760,279
Affiliated issuers (identified cost $51,745,099) (Notes 1 and 6)	51,745,099

Cash	1,230

Foreign currency (cost $51) (Note 1)	52

Interest and other receivables	1,350,015

Receivable for shares of the fund sold	4,664,806

Receivable for sales of delayed delivery securities (Note 1)	5,197,148

Receivable for investor servicing fees (Note 2)	21

Unrealized appreciation on forward premium swap option contracts (Note 1)	16,206

Unrealized appreciation on forward currency contracts (Note 1)	192

Unrealized appreciation on OTC swap contracts (Note 1)	594,366

Premium paid on OTC swap contracts (Note 1)	537,939

Total assets	275,867,353

LIABILITIES

Payable for investments purchased	4,653,104

Payable for purchases of delayed delivery securities (Note 1)	10,419,183

Payable for shares of the fund repurchased	4,805,040

Payable for compensation of Manager (Note 2)	29,408

Payable for custodian fees (Note 2)	3,868

Payable for Trustee compensation and expenses (Note 2)	24,919

Payable for distribution fees (Note 2)	60,010

Payable for variation margin (Note 1)	1,155

Unrealized depreciation on OTC swap contracts (Note 1)	1,508,641

Premium received on OTC swap contracts (Note 1)	222,072

Unrealized depreciation on forward currency contracts (Note 1)	3,672

Unrealized depreciation on forward premium swap option contracts (Note 1)	42,742

TBA sale commitments, at value (proceeds receivable $5,192,148) (Note 1)	5,230,078

Other accrued expenses	47,815

Total liabilities	27,051,707

Net assets	$248,815,646

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$254,687,172

Undistributed net investment income (Note 1)	1,251,865

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(11,592,833)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	4,469,442

Total — Representing net assets applicable to capital shares outstanding	$248,815,646

(Continued on next page)

40	Absolute Return 100 Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($148,419,911 divided by 14,493,338 shares)	$10.24

Offering price per class A share (100/99.00 of $10.24)*	$10.34

Net asset value and offering price per class B share ($2,752,228 divided by 269,701 shares)**	$10.20

Net asset value and offering price per class C share ($33,301,502 divided by 3,275,957 shares)**	$10.17

Net asset value and redemption price per class M share ($2,499,881 divided by 244,613 shares)	$10.22

Offering price per class M share (100/99.25 of $10.22)*	$10.30

Net asset value, offering price and redemption price per class R share
($290,030 divided by 28,477 shares)	$10.18

Net asset value, offering price and redemption price per class R5 share
($10,257 divided by 997 shares)	$10.29

Net asset value, offering price and redemption price per class R6 share
($405,237 divided by 39,368 shares)	$10.29

Net asset value, offering price and redemption price per class Y share
($61,136,600 divided by 5,952,602 shares)	$10.27

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund	41

Statement of operations Six months ended 4/30/13 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $228) (including interest income of $18,478 from investments
in affiliated issuers) (Note 6)	$2,962,248

Total investment income	2,962,248

EXPENSES

Compensation of Manager (Note 2)	570,127

Investor servicing fees (Note 2)	117,826

Custodian fees (Note 2)	7,612

Trustee compensation and expenses (Note 2)	9,755

Distribution fees (Note 2)	378,271

Administrative services (Note 2)	3,681

Other	55,602

Fees waived and reimbursed by Manager (Note 2)	(266,884)

Total expenses	875,990

Expense reduction (Note 2)	(244)

Net expenses	875,746

Net investment income	2,086,502

Net realized gain on investments (Notes 1 and 3)	942,251

Net realized gain on swap contracts (Note 1)	852,842

Net realized gain on futures contracts (Note 1)	38,067

Net realized gain on foreign currency transactions (Note 1)	9,031

Net realized gain on written options (Notes 1 and 3)	14,002

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	24

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	(38,258)

Net gain on investments	1,817,959

Net increase in net assets resulting from operations	$3,904,461

The accompanying notes are an integral part of these financial statements.

42	Absolute Return 100 Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 4/30/13*	Year ended 10/31/12

Operations:
Net investment income	$2,086,502	$4,824,398

Net realized gain (loss) on investments
and foreign currency transactions	1,856,193	(13,014,438)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(38,234)	12,782,743

Net increase in net assets resulting from operations	3,904,461	4,592,703

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,109,205)	(3,613,370)

Class B	(14,309)	(43,331)

Class C	—	(410,377)

Class M	(19,546)	(53,093)

Class R	(2,101)	(3,861)

Class R5	(86)	—

Class R6	(89)	—

Class Y	(756,754)	(1,386,125)

Decrease from capital share transactions (Note 4)	(30,025,957)	(122,392,125)

Total decrease in net assets	(28,023,586)	(123,309,579)

NET ASSETS

Beginning of period	276,839,232	400,148,811

End of period (including undistributed net investment
income of $1,251,865 and $1,067,453, respectively)	$248,815,646	$276,839,232

* Unaudited

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund	43

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
April 30, 2013 **	$10.16	.08	.08	.16	(.08)	—	(.08)	—	$10.24	1.54 *	$148,420	.31 *[e]	.82 *[e]	37 *[f]
October 31, 2012	10.15	.16	— [d]	.16	(.15)	—	(.15)	—	10.16	1.65	158,622	.65 [e]	1.55 [e]	238 [f]
October 31, 2011	10.44	.23	(.30)	(.07)	(.13)	(.09)	(.22)	—	10.15	(.79)	249,746	.67 [e]	2.27 [e]	186 [f]
October 31, 2010	10.32	.20	(.05)	.15	(.03)	— [d]	(.03)	— [d]	10.44	1.50	169,380	1.01	1.92	199 [f]
October 31, 2009 †	10.00	.16	.16	.32	— [d]	—	— [d]	— [d]	10.32	3.22 *	57,719	1.03 *[e]	1.51 *[e]	44 *

Class B
April 30, 2013 **	$10.12	.07	.07	.14	(.06)	—	(.06)	—	$10.20	1.35 *	$2,752	.41*[e]	.72 *[e]	37 *[f]
October 31, 2012	10.11	.13	.02	.15	(.14)	—	(.14)	—	10.12	1.48	2,655	.85 [e]	1.33 [e]	238 [f]
October 31, 2011	10.39	.22	(.32)	(.10)	(.09)	(.09)	(.18)	—	10.11	(1.03)	3,070	.87 [e]	2.10 [e]	186 [f]
October 31, 2010	10.27	.16	(.04)	.12	—	— [d]	— [d]	— [d]	10.39	1.18	3,070	1.35	1.58	199 [f]
October 31, 2009†	10.00	.11	.16	.27	— [d]	—	— [d]	— [d]	10.27	2.71 *	1,931	1.54 *[e]	1.03 *[e]	44 *

Class C
April 30, 2013 **	$10.05	.05	.07	.12	—	—	—	—	$10.17	1.19 *	$33,302	.69 *[e]	.45 *[e]	37 *[f]
October 31, 2012	10.03	.08	.01	.09	(.07)	—	(.07)	—	10.05	.90	40,649	1.40 [e]	.80 [e]	238 [f]
October 31, 2011	10.33	.16	(.31)	(.15)	(.06)	(.09)	(.15)	—	10.03	(1.56)	62,600	1.42 [e]	1.58 [e]	186 [f]
October 31, 2010	10.26	.12	(.04)	.08	(.01)	— [d]	(.01)	— [d]	10.33	.78	68,078	1.76	1.17	199 [f]
October 31, 2009†	10.00	.11	.15	.26	— [d]	—	— [d]	— [d]	10.26	2.61 *	20,426	1.67 *[e]	1.04 *[e]	44 *

Class M
April 30, 2013 **	$10.14	.08	.07	.15	(.07)	—	(.07)	—	$10.22	1.50 *	$2,500	.34 *[e]	.79 *[e]	37 *[f]
October 31, 2012	10.13	.15	.01	.16	(.15)	—	(.15)	—	10.14	1.61	2,973	.70 [e]	1.48 [e]	238 [f]
October 31, 2011	10.42	.23	(.31)	(.08)	(.12)	(.09)	(.21)	—	10.13	(.81)	3,576	.72 [e]	2.22 [e]	186 [f]
October 31, 2010	10.31	.19	(.05)	.14	(.03)	— [d]	(.03)	— [d]	10.42	1.38	2,691	1.08	1.87	199 [f]
October 31, 2009†	10.00	.15	.16	.31	— [d]	—	— [d]	— [d]	10.31	3.12 *	850	1.16 *[e]	1.47 *[e]	44 *

Class R
April 30, 2013 **	$10.10	.07	.07	.14	(.06)	—	(.06)	—	$10.18	1.40 *	$290	.44 *[e]	.70 *[e]	37 *[f]
October 31, 2012	10.09	.13	— [d]	.13	(.12)	—	(.12)	—	10.10	1.33	316	.90 [e]	1.27 [e]	238 [f]
October 31, 2011	10.39	.21	(.31)	(.10)	(.11)	(.09)	(.20)	—	10.09	(1.00)	317	.92 [e]	2.06 [e]	186 [f]
October 31, 2010	10.30	.18	(.06)	.12	(.03)	— [d]	(.03)	— [d]	10.39	1.20	302	1.26	1.71	199 [f]
October 31, 2009†	10.00	.11	.19	.30	— [d]	—	— [d]	— [d]	10.30	3.02 *	14	1.24 *[e]	1.10 *[e]	44 *

Class R5
April 30, 2013 **	$10.21	.10	.07	.17	(.09)	—	(.09)	—	$10.29	1.65 *	$10	.19 *[e]	.96 *[e]	37 *[f]
October 31, 2012‡	10.12	.05	.04	.09	—	—	—	—	10.21	.89 *	10	.13 *[e]	.48 *[e]	238 [f]

Class R6
April 30, 2013 **	$10.21	.09 [g]	.08	.17	(.09)	—	(.09)	—	$10.29	1.68 *	$405	.19 *[e]	.84 *[e,g]	37 *[f]
October 31, 2012‡	10.12	.05	.04	.09	—	—	—	—	10.21	.89 *	10	.13 *[e]	.48 *[e]	238 [f]

Class Y
April 30, 2013 **	$10.21	.10	.07	.17	(.11)	—	(.11)	—	$10.27	1.64 *	$61,137	.19 *[e]	.95 *[e]	37 *[f]
October 31, 2012	10.20	.18	.01	.19	(.18)	—	(.18)	—	10.21	1.90	71,603	.40 [e]	1.78 [e]	238 [f]
October 31, 2011	10.48	.26	(.31)	(.05)	(.14)	(.09)	(.23)	—	10.20	(.51)	80,840	.42 [e]	2.55 [e]	186 [f]
October 31, 2010	10.34	.23	(.05)	.18	(.04)	— [d]	(.04)	— [d]	10.48	1.78	72,970.76		2.17	199 [f]
October 31, 2009†	10.00	.20	.14	.34	— [d]	—	— [d]	— [d]	10.34	3.42 *	53,840	.81 *[e]	1.87 *[e]	44 *

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44	Absolute Return 100 Fund	Absolute Return 100 Fund	45

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

‡ For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Amount represents less than $0.01 per share.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	4/30/13	10/31/12	10/31/11	10/31/09

Class A	0.10%	0.33%	0.29%	0.44%

Class B	0.10	0.33	0.29	0.44

Class C	0.10	0.33	0.29	0.44

Class M	0.10	0.33	0.29	0.44

Class R	0.10	0.33	0.29	0.44

Class R5	0.09	0.10	N/A	N/A

Class R6	0.07	0.08	N/A	N/A

Class Y	0.10	0.33	0.29	0.44

f Portfolio turnover excludes TBA purchase and sale transactions.

g The net investment income ratio and per share amount shown for the period ending April 30, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

46	Absolute Return 100 Fund

Notes to financial statements 4/30/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2012 through April 30, 2013.

Putnam Absolute Return 100 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to earn a positive total return that exceeds the rate of inflation by 100 basis points (or 1.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets: (b) corporate credit: investment grade debt, high yield debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit: and (c) securitized assets: mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized mortgage obligations. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, short-term debt securities.

The fund offers class A, class B, class C, class M, class R class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase (on purchases prior to April 5, 2010, a contingent deferred sales charge on Class B shares is applicable if they are sold within four years of purchase). Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Absolute Return 100 Fund	47

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange

48	Absolute Return 100 Fund

rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to isolate prepayment risk and to hedge prepayment risk.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge interest rate risk, and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average number of contracts, see Note 5.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Absolute Return 100 Fund	49

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, and to gain exposure on interest rates.

An OTC interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded as a receivable or payable for variation margin on the Statement of assets and liabilities. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of mark to market margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount see Note 5.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to rates of inflation in specific regions or countries and to hedge inflation in specific regions or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

Credit default contracts The fund entered into OTC credit default contracts to gain exposure on individual names and/or baskets of securities.

In an OTC credit default contract, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The OTC credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

50	Absolute Return 100 Fund

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant OTC credit default contract.

OTC credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $628,424 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $363,522.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Absolute Return 100 Fund	51

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2012, the fund had a capital loss carryover of $13,338,609 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$7,956,120	$3,889,418	$11,845,538	*

1,493,071	N/A	1,493,071	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $258,096,711, resulting in gross unrealized appreciation and depreciation of $5,675,722 and $267,055, respectively, or net unrealized appreciation of $5,408,667.

52	Absolute Return 100 Fund

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Effective March 1, 2013, the fund pays Putnam Management a monthly base fee equal to 0.40% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the funds distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

Prior to March 1, 2013, the fund paid Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that varied based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates varied as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,

0.580%	of the next $5 billion,	0.410%	of the next $50 billion,

0.530%	of the next $10 billion,	0.400%	of the next $100 billion and

0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

Commencing with the fund’s thirteenth whole calendar month of operation (January 2010), the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Bank of America Merrill Lynch U.S. Treasury Bill Index plus 1.00% over the performance period. The maximum annualized performance adjustment rate is +/– 0.04%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.226% of the fund’s average net assets before a decrease of $21,577 (0.008% of the fund’s average net assets) based on performance.

Absolute Return 100 Fund	53

Prior to March 1, 2013, Putnam Management had agreed to limit the fund’s total expenses through June 30, 2013, to the extent that the total expenses of the fund (before performance adjustments to the fund’s management fee and excluding brokerage, interest, taxes, investment related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s distribution plans) would not exceed an annual rate of 0.40% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $266,884 as a result of this limit.

Prior to March 1, 2013, Putnam Management had also contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees that were paid directly by the fund were as follows:

Class A	$67,290	Class R5	4

Class B	1,139	Class R6	2

Class C	16,694	Class Y	31,335

Class M	1,211	Total	$117,826

Class R	151

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $244 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $186, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

54	Absolute Return 100 Fund

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$187,568	Class M	3,944

Class B	5,676	Class R	806

Class C	180,277	Total	$378,271

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $525 and $9 from the sale of class A and class M shares, respectively, and received $1,933 and $858 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.30% (0.40% for purchases before April 1, 2010) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $18 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $96,525,402 and $61,773,429, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$16,988,000	$754,712

Options opened	—	—
Options exercised	(16,988,000)	(754,712)
Options expired	—	—
Options closed	—	—

Written options outstanding at the
end of the reporting period	$—	$—

Absolute Return 100 Fund	55

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/13		Year ended 10/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	3,271,354	$33,300,380	5,170,807	$52,126,974

Shares issued in connection with
reinvestment of distributions	88,608	895,826	284,112	2,821,232

	3,359,962	34,196,206	5,454,919	54,948,206

Shares repurchased	(4,478,699)	(45,582,786)	(14,442,066)	(145,301,819)

Net decrease	(1,118,737)	$(11,386,580)	(8,987,147)	$(90,353,613)

	Six months ended 4/30/13		Year ended 10/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	58,370	$593,078	79,022	$792,959

Shares issued in connection with
reinvestment of distributions	1,257	12,678	3,627	35,946

	59,627	605,756	82,649	828,905

Shares repurchased	(52,393)	(531,252)	(123,820)	(1,243,252)

Net increase (decrease)	7,234	$74,504	(41,171)	$(414,347)

	Six months ended 4/30/13		Year ended 10/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	133,261	$1,345,122	671,183	$6,693,524

Shares issued in connection with
reinvestment of distributions	—	—	31,807	314,576

	133,261	1,345,122	702,990	7,008,100

Shares repurchased	(902,444)	(9,107,064)	(2,898,155)	(28,932,186)

Net decrease	(769,183)	$(7,761,942)	(2,195,165)	$(21,924,086)

	Six months ended 4/30/13		Year ended 10/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	4,861	$49,465	34,611	$348,853

Shares issued in connection with
reinvestment of distributions	1,851	18,679	4,841	47,979

	6,712	68,144	39,452	396,832

Shares repurchased	(55,380)	(561,647)	(99,165)	(995,637)

Net decrease	(48,668)	$(493,503)	(59,713)	$(598,805)

	Six months ended 4/30/13		Year ended 10/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	15,471	$156,285	4,724	$47,373

Shares issued in connection with
reinvestment of distributions	209	2,101	390	3,861

	15,680	158,386	5,114	51,234

Shares repurchased	(18,432)	(186,540)	(5,265)	(52,923)

Net decrease	(2,752)	$(28,154)	(151)	$(1,689)

56	Absolute Return 100 Fund

			For the period 7/3/12
			(commencement of operations)
	Six months ended 4/30/13		to 10/31/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	1	$—	988	$10,000

Shares issued in connection with
reinvestment of distributions	8	86	—	—

	9	86	988	10,000

Shares repurchased	—	—	—	—

Net increase	9	$86	988	$10,000

			For the period 7/3/12
			(commencement of operations)
	Six months ended 4/30/13		to 10/31/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	38,371	$393,312	988	$10,000

Shares issued in connection with
reinvestment of distributions	9	89	—	—

	38,380	393,401	988	10,000

Shares repurchased	—	—	—	—

Net increase	38,380	$393,401	988	$10,000

	Six months ended 4/30/13		Year ended 10/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,467,182	$25,193,576	6,099,036	$61,564,066

Shares issued in connection with
reinvestment of distributions	58,224	589,814	91,083	907,189

	2,525,406	25,783,390	6,190,119	62,471,255

Shares repurchased	(3,587,283)	(36,607,159)	(7,101,172)	(71,590,840)

Net decrease	(1,061,877)	$(10,823,769)	(911,053)	$(9,119,585)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	997	100.0%	$10,257

Class R6	997	2.5	10,257

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased swap option contracts (contract amount)	$10,400,000

Written swap option contracts (contract amount)	$2,400,000

Futures contracts (number of contracts)	40

Forward currency contracts (contract amount)	$230,000

OTC interest rate swap contracts (notional)	$206,900,000

Centrally cleared interest rate swap contracts (notional)	$140,000

OTC total return swap contracts (notional)	$12,100,000

OTC credit default swap contracts (notional)	$450,000

Absolute Return 100 Fund	57

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$—	Payables	$15,086

Foreign exchange
contracts	Receivables	192	Payables	3,672

Investments,
	Receivables,		Payables,
	Net assets —		Net assets —
	Unrealized		Unrealized
Interest rate contracts	appreciation	428,660*	depreciation	1,089,526*

Total		$428,852		$1,108,284

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported with in the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$3,286	$3,286

Foreign exchange
contracts	—	—	8,611	—	$8,611

Interest rate contracts	(129,531)	38,067	—	849,556	$758,092

Total	$(129,531)	$38,067	$8,611	$852,842	$769,989

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$55,894	$55,894

Foreign exchange
contracts	—	—	(5,197)	—	$(5,197)

Interest rate contracts	(78,906)	(58,828)	—	(706,808)	$(844,542)

Total	$(78,906)	$(58,828)	$(5,197)	$(650,914)	$(793,845)

58	Absolute Return 100 Fund

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$51,210,289	$83,441,235	$134,651,524	$13,802	$—

Putnam Short Term
Investment Fund*	—	91,714,014	39,968,915	4,676	51,745,099

Totals	$51,210,289	$175,155,249	$174,620,439	$18,478	$51,745,099

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: New accounting pronouncement

In January 2013, ASU 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013-01 and 2011-11 and their impact, if any, on the fund’s financial statements.

Absolute Return 100 Fund	59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60	Absolute Return 100 Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President and Treasurer
Elizabeth T. Kennan
Investment Sub-Advisor	Kenneth R. Leibler	Janet C. Smith
The Putnam Advisory	Robert E. Patterson	Vice President,
Company, LLC	George Putnam, III	Principal Accounting Officer,
One Post Office Square	Robert L. Reynolds	and Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
Susan G. Malloy
Marketing Services	Officers	Vice President and
Putnam Retail Management	Robert L. Reynolds	Assistant Treasurer
One Post Office Square	President
Boston, MA 02109		James P. Pappas
	Jonathan S. Horwitz	Vice President
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Mark C. Trenchard
and Trust Company	Compliance Liaison	Vice President and
BSA Compliance Officer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
Associate Treasurer

This report is for the information of shareholders of Putnam Absolute Return 100 Fund®. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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SA104
281428 6/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 27, 2013